UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  August 24, 2009

                               EnzymeBioSystems
              ------------------------------------------------
               (Name of Small Business Issuer in its Charter)

            Nevada                   333-160649             27-0464302
 ----------------------------       ------------       ------------------
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

                35595 Spatterdock Lane, Solon, OH  44139
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                (Address of principal executive offices)

                              (440) 554-5417
                        ---------------------------
                        (Issuer's telephone number)

                              Not Applicable.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Dismissal of Moore & Associates, Chartered

   On August 24, 2009 (the "Dismissal Date"), the Board of Directors of EnzymeBioSystems (the "Registrant") dismissed Moore & Associates, Chartered, its independent registered public accounting firm.

   The audit report of Moore & Associates, Chartered on the audited financial statements of the Registrant for the period from inception on June 26, 2009 to the fiscal year ended June 30, 2009, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except a going concern qualification in its July 7, 2009 Audit Report of the Registrant's financial statements for the fiscal year ended June 30, 2009, as contained in its Form S-1 Registration Statement.

   During the Registrant's most recent fiscal year and through the Dismissal Date, there were no disagreements (as defined in Item 304 of Regulation S-K) with Moore & Associates, Chartered on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore & Associates, Chartered, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement. Further, during the Registrant's most recent fiscal year and through the Dismissal Date, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

   The Registrant provided Moore & Associates, Chartered with a copy of this Report prior to its filing with the Securities and Exchange Commission (the "SEC") and requested Moore & Associates, Chartered to furnish the Registrant with a letter addressed to the SEC, stating whether or not it agrees with the statements made above and, if not, stating the respects in which they do not agree. A copy of such letter, dated August 24, 2009, is filed as Exhibit
16.1 to this Report.

(b)  Engagement of Seale and Beers, CPAs

   On August 24, 2009 (the "Engagement Date"), the Registrant's Board of Directors approved the appointment of Seale and Beers, CPAs as the Registrant's independent registered public accounting firm. During the Registrant's most recent fiscal year and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted the Current Accountants regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).



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ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

c)    Exhibits

      No.   Exhibits
      ---   --------

      16.1  Letter from Moore and Associates, Chartered, dated
            August 24, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K.



                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             EnzymeBioSystems
                                          ----------------------
                                                Registrant


                                        /s/ Anushavan Yeranosyan
Dated: August 24, 2009                 ---------------------------------
       ---------------                 By:  Anushavan Yeranosyan
                                       Its: Director, Secretary,
                                            Treasurer, Chief Financial
                                            and Accounting Officer



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